Pacer Data & Infrastructure Real Estate ETF
Schedule of Investments
January 31, 2026 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 58.7%	Shares	Value
Real Estate - 58.7% (a)
American Tower Corp.	292,091	$52,366,074
Crown Castle, Inc.	174,082	15,112,058
Digital Realty Trust, Inc.	343,558	57,013,450
Equinix, Inc.	70,344	57,747,500
Iron Mountain, Inc.	189,971	17,502,028
Keppel DC REIT	2,946,591	5,294,112
NTT DC REIT (b)	890,196	908,000
SBA Communications Corp.	82,614	15,210,064
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $236,527,868)		221,153,286

COMMON STOCKS - 41.0%	Shares	Value
Communication Services - 13.3%
Cellnex Telecom SA (c)	527,584	16,331,266
China Tower Corp. Ltd. (c)	6,889,566	9,933,354
Chorus Ltd.	616,865	3,543,587
Eutelsat Communications SACA (b)	345,679	939,680
Helios Towers PLC (b)	1,133,398	2,690,679
HKBN Ltd.	1,063,190	951,598
Infrastrutture Wireless Italiane SpA (c)	505,297	4,472,400
Iridium Communications, Inc.	136,991	2,728,861
SES SA	556,818	4,583,955
Superloop Ltd. (b)	601,221	968,726
Uniti Group, Inc. (b)(d)	347,891	2,894,453
		50,038,559

Energy - 5.7%
Boss Energy Ltd. (b)	295,215	403,285
Cameco Corp.	34,603	4,303,431
Centrus Energy Corp. - Class A (b)(d)	9,510	2,646,443
Encore Energy Corp. (b)(d)	916,939	2,915,866
Energy Fuels, Inc. (b)	123,118	2,768,484
Lightbridge Corp. (b)(d)	133,553	2,054,713
Lotus Resources Ltd. (b)	558,042	1,192,356
Uranium Energy Corp. (b)(d)	179,060	3,086,994
Ur-Energy, Inc. (b)	1,146,586	2,017,991
		21,389,563

Financials - 1.0%
DigitalBridge Group, Inc.	242,723	3,735,507

Industrials - 10.9%
ABB Ltd.	18,476	1,599,390
BWX Technologies, Inc.	14,185	2,914,024
Curtiss-Wright Corp.	4,820	3,165,246
Daikin Industries Ltd.	2,524	304,087
Doosan Enerbility Co. Ltd. (b)	33,196	2,089,452
Eaton Corp. PLC	3,105	1,091,159
Fluor Corp. (b)	37,510	1,732,587
GE Vernova, Inc.	3,664	2,661,420
GS Engineering & Construction Corp.	58,440	762,067
Hyundai Engineering & Construction Co. Ltd.	60,614	4,320,548
IHI Corp.	86,218	1,994,203
KEPCO Engineering & Construction Co., Inc. (b)	46,998	4,290,355
Legrand SA	2,854	458,362
Mitsubishi Heavy Industries Ltd.	38,392	1,124,682
NANO Nuclear Energy, Inc. (b)(d)	74,220	2,181,697
NuScale Power Corp. (b)(d)	92,966	1,625,046
Rolls-Royce Holdings PLC	218,106	3,624,475
Silex Systems Ltd. (b)	273,731	1,338,500
Sinko Industries Ltd.	11,679	112,429
Sojitz Corp.	22,188	809,504
Vertiv Holdings Co. - Class A	15,554	2,895,844
		41,095,077

Information Technology - 6.2%
Delta Electronics, Inc.	26,860	1,041,284
GDS Holdings Ltd. - ADR (b)(d)	199,312	8,907,253
Mirion Technologies, Inc. (b)	76,717	1,905,650
NEXTDC Ltd. (b)	941,727	8,787,561
SUNeVision Holdings Ltd.	922,533	791,448
Vnet Group, Inc. - ADR (b)(d)	168,606	1,775,421
		23,208,617

Materials - 0.6%
ASP Isotopes, Inc. (b)(d)	386,246	2,448,800

Utilities - 3.3%
Constellation Energy Corp.	5,408	1,517,917
Dominion Energy, Inc.	31,455	1,892,647
Engie SA	31,594	943,407
Korea Electric Power Corp. (b)	56,838	2,302,109
NextEra Energy, Inc.	39,002	3,428,276
Oklo, Inc. (b)(d)	26,148	2,081,904
Vistra Corp.	953	150,908
		12,317,168
TOTAL COMMON STOCKS (Cost $141,614,531)		154,233,291

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.4%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (e)	31,489,086	31,489,086
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $31,489,086)		31,489,086

TOTAL INVESTMENTS - 108.1% (Cost $409,631,485)		406,875,663
Liabilities in Excess of Other Assets - (8.1)%		(30,628,888)
TOTAL NET ASSETS - 100.0%		$376,246,775

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2026, the value of these securities total $30,737,020 or 8.2% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $28,620,190.
(e)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer Data & Infrastructure Real Estate ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$221,153,286	$–	$–	$221,153,286
Common Stocks	154,233,291	–	–	154,233,291
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	31,489,086
Total Investments	$375,386,577	$–	$–	$406,875,663

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $31,489,086 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.